UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 22, 2008 (Date of earliest event reported)
Williams Controls, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-18083 (Commission File Number)	84-1099587 (IRS Employer Identification Number)

14100 SW 72nd Avenue (Address of principal executive offices)		97224 (Zip Code)
503-684-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 22, 2008, Williams Controls, Inc., issued a press release announcing that it has engaged the investment banking firm D.A. Davidson & Co. to assist the Company in pursuing strategic acquisitions to enhance company and shareholder value

A copy of the Company's press release concerning the foregoing, dated October 22, 2008, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Williams Controls, Inc. dated October 22, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2008	WILLIAMS CONTROLS, INC. By: /s/ Dennis E. Bunday Dennis E. Bunday Executive Vice President & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Williams Controls, Inc. dated October 22, 2008